Accounts Receivable, Net	12 Months Ended
Mar. 31, 2025
Accounts Receivable, Net [Abstract]
ACCOUNTS RECEIVABLE, NET

NOTE 3 — ACCOUNTS RECEIVABLE, NET

	As of March 31,
	2024	2025
	RMB	RMB
Accounts receivable	30,533	52,845
Allowance for credit losses	(293)	(52,845)
Accounts receivable, net	30,240	-

The Company analyzed the collectability of accounts receivable based on historical collection and the customers’ intention of payment. As a result of such analysis, the allowance for credit losses was as follows:

	2024	2025
Balance at beginning of year	136	293
Additions for the year	152	52,065
Foreign currency translation difference	5	487
Balance at the end of year	293	52,845

As of March 31, 2024 and 2025, the allowance for credit losses amounted to RMB0.3 million and RMB52.8 million, respectively. The Company determined that the collection of these customers’ receivable is not probable due to financial difficulties experienced by related customers.

To enhance liquidity of capital, the company has implemented internal collection arrangements for customers with short aging periods, however, as factors such as changes in the company’s sales personnel and market conditions, the collection status has been far from ideal. The relevant responsible persons of most customers with short aging periods could not be reached. A few who have been contacted, showed no intention of repayment. From a prudent perspective, full allowance for accounts receivables has been made.